NASDAQ: RVSB

Riverview BANCORP

Investor Presentation | March 2025



Nicole Sherman
CEO/President

David Lam
EVP/Chief Financial Officer

Dan Cox
EVP/Chief Operating Officer

Forward-Looking Statements

Forward-looking statements with respect to the financial condition, results of operations and the business of Riverview are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.

These include, without limitation: Riverview's ability to manage new and acquired branches; the impact of competition on revenues and margins; and other risks and uncertainties, as may be detailed from time to time in Riverview's public announcements and filings with the SEC. Forward-looking statements can be identified by the use of forward-looking terminology, such as "may", "will", "should" "expect", "anticipate", "estimate", "continue", "plans", "intends", or other similar terminology.

Riverview does not intend to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Report, other than in its periodic filings with the SEC, or to reflect the occurrence of unanticipated events.



Our Mission

We are a true partner in our communities by ensuring people are seen, heard, and valued.

We move beyond the transactional-based experience to foster relationships with genuine care and exceptional service.

Our Vision

To be the preferred place to bank and work in the PNW.

Our Values

Bring your best self

Take care of each other

Do the right thing

Embrace change

Find a better way together

Connect with our communities

Executive Officers



Nicole Sherman
CEO/President
(Joined July 1, 2024)



David Lam
EVP/Chief Financial Officer



Dan Cox
EVP/Chief Operating Officer



Robert Benke
EVP/Chief Credit Officer



Charmaine Lightheart
EVP/Chief Retail and Digital Engagement Officer



Mike Sventek
EVP/Chief Lending Officer



Evan Sowers
CEO/President
Riverview Trust Company

Nearly 24 Years Average Experience

	Name	Title	Years with Riverview	Years in Industry
	Nicole Sherman	Chief Executive Officer/President	9 months	34
	David Lam	EVP/Chief Financial Officer	17	19
	Dan Cox	EVP/Chief Operating Officer	23	23
	Robert Benke	EVP/Chief Credit Officer	20	20
	Charmaine Lightheart	EVP/Chief Retail and Digital Engagement Officer	3	20
	Mike Sventek	EVP/Chief Lending Officer	2	34
	Evan Sowers	CEO/President of Riverview Trust Company	3	16

Riverview Branch Locations



Riverview Branch
WASHINGTON
OREGON
Vancouver
Portland
Salem
90
5
205
84
5

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total assets of $1.5B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company: $872.6 Million AUM

Corporate History

1923
- Clarke County Savings and Loan was founded

1971
- Rebranded to Riverview Savings Association

1993
- Began trading on NASDAQ

1997
- Riverview Bancorp, Inc. established and rebranded to Riverview Community Bank

2005
- Acquisition of Today's Bancorp

2007
- Acquisition of American Pacific Bank

2017
- Acquisition of MBank

2020
- Board of Directors approve 500,000 share repurchase

2021
- Converted to a Washington State Commercial Bank Charter
- Board of Directors approve $5.0 million share repurchase

2022
- Board of Directors approve $5.0 million share repurchase
- Rebranded to Riverview Bank
- Board of Directors approve $2.5 million share repurchase

2023
- 100-year Anniversary of Riverview Bank

2024
- Board of Directors approve $2.0 million share repurchase

Third Quarter Highlights – December 31, 2024

- Net Income of $1,232,000 ($0.06 EPS)
- Pre-tax, pre-provision (non-GAAP):
  - $1.6 million pre-tax, pre-provision income - December 31, 2024.
  - ($4.1 million) pre-tax, pre-provision loss - March 31, 2024, due to a balance sheet restructure.
  - $1.8 million pre-tax, pre-provision income – December 31, 2023.
- Net interest income was $9.4 million compared to $8.9 million in the preceding quarter and $9.3 million for the third fiscal quarter a year ago.
- Riverview Trust Company assets under management increased to $872.6 million at December 31, 2024. Asset management fees continue to improve and increased to $1.4 million for the quarter ended December 31, 2024.
- NIM was 2.60% for the quarter compared to 2.46% in the preceding quarter and 2.49% for the year ago quarter.
- Asset quality remained strong with NPAs (net of SBA and USDA guaranteed loans) (non-GAAP) at $168,000, or 0.01% of total assets December 31, 2024.
- Cost of deposits was 1.32% for the quarter compared to 1.26% for the preceding quarter and 0.68% for the third fiscal quarter a year ago.

Total Assets



$1,800.0
$1,700.0
$1,600.0
$1,500.0
$1,400.0
$1,300.0
$1,200.0
$1,100.0
$1,000.0
$900.0
$800.0
(dollars in millions)
$1,180.8
$1,549.2
$1,740.1
$1,589.7
$1,521.5
$1,508.6
2020
2021
2022
2023
2024
2025 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Total Loans and Yield on Loans



$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
(dollars in millions)
6.00%
5.50%
5.00%
4.50%
4.00%
$911.5
$943.2
$990.4
$1,008.9
$1,024.0
$1,045.1
5.25%
4.71%
4.72%
4.44%
4.55%
4.97%
2020
2021
2022
2023
2024
2025 FQ3
Total Loans
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year
Totals for March 31, 2021 and 2022 include $93.4 million and $3.1 million of PPP loans, respectively.

Loan Maturities and Repricings – Weighted Average Rate



$100.0
$75.0
$50.0
$25.0
$-
(dollars in millions)
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
$82.9
$77.6
$96.1
4.67%
4.03%
5.36%
Fiscal 2026
Fiscal 2027
Fiscal 2028
Loan Maturities and Repricings
Weighted Average Rate

Loan Diversification

(dollars in thousands)



Real estate construction - $49,956
Real estate one-to-four family - $97,760
Other installment - $15,507
Commercial business - $224,506
Land - $4,062
Multi-family - $78,822
Commercial real estate - Owner Occupied $136,388
Commercial real estate - Non-Owner Occupied $438,108

Financial data is presented as of December 31, 2024

Loan Composition – Commercial Real Estate

(dollars in thousands)


Commercial real estate - Non-Owner Occupied
$438,108
Commercial real estate - Owner Occupied
$136,388

CRE – Non-Owner Occupied


Single Purpose Facilities
12.8%
Office Buildings
19.5%
Mini Storage
10.8%
Warehouse & Industrial
11.9%
Motel / Hotel
25.9%
Retail Strip Center
19.0%
Assisted Living Facilities
0.1%

CRE - Owner Occupied


Other
6.5%
Accommodation
3.6%
Arts & Entertainment
0.8%
Wholesale trade
7.6%
Construction
6.1%
Health Care
8.4%
Retail
25.0%
Manufacturing
14.9%
Other Services
3.6%
Professional
1.5%
Real estate
22.0%

Financial data is presented as of December 31, 2024

Loan Composition - Office

RIVERVIEW'S OFFICE LENDING



MARKET IMPRESSION OF OFFICE LENDING



	Balance	Average Loan Size	Weighted LTV	Weighted DSCR
(dollars in thousands)				
Office – Non-owner occupied	$ 85,747	$2,317	53%	1.4x
Office – Owner Occupied	$ 27,909	$ 716	57%	3.8x

Financial data is presented as of December 31, 2024

Loan Composition - Retail

RIVERVIEW'S RETAIL LENDING


MAIN STREET

MARKET IMPRESSION OF RETAIL LENDING



(dollars in thousands)	Balance	Average Loan Size	Weighted LTV	Weighted DSCR
Retail – Non-owner occupied	$ 83,591	$1,990	53%	1.9x
Retail – Owner Occupied	$ 6,640	$ 553	46%	2.8x

Financial data is presented as of December 31, 2024

Asset Quality



NONPERFORMING LOANS / TOTAL LOANS
$1,500
$1,000
$500
$-
(dollars in thousands)
1.00%
0.75%
0.50%
0.25%
0.00%
$1,395
0.15%
$395
0.04%
$273
0.03%
$265
0.03%
$173
0.02%
$168
0.02%
2020
2021
2022
2023
2024
2025 FQ3
Nonperforming Loans
Percent of Total Loans

Note: Excludes nonperforming Government Guaranteed Loans (non-GAAP)
Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Deposits and Cost of Deposits



$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
(dollars in millions)
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
$990.4
$1,346.1
$1,533.9
$1,265.2
$1,231.7
$1,219.0
0.30%
0.21%
0.10%
0.10%
0.67%
1.32%
2020
2021
2022
2023
2024
2025 FQ3
Total Deposits
Cost of Deposits

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Deposit Mix



Money market
$236,912
19.4%
Non-interest bearing
$312,839
25.7%
Regular savings
$169,181
13.9%
Certificates of deposit
$242,095
19.8%
Interest checking
$257,975
21.2%

(dollars in thousands)

Financial data is presented as of December 31, 2024

Net Interest Income and Net Interest Margin



$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(dollars in thousands)
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$45,731
$44,917
$47,625
$51,606
$38,086
$27,151
4.26%
3.41%
3.03%
3.26%
2.56%
2.60%
2020
2021
2022
2023
2024
2025 FYTD Q3
Net Interest Income
Net Interest Margin

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Noninterest Expense and Efficiency Ratio


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(dollars in thousands)
110.00%
105.00%
100.00%
95.00%
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
$36,263
$36,254
$36,718
$39,371
$43,727
$32,824
62.42%
64.73%
60.82%
61.71%
90.48%
87.07%
2020
2021
2022
2023
2024
2025 FYTD Q3
Noninterest Expense
Efficiency Ratio

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Profitability

Return on Average Assets



2.00%
1.50%
1.00%
0.50%
0.00%
1.35%
0.74%
1.31%
1.08%
0.24%
0.33%
2020
2021
2022
2023
2024
2025 FYTD Q3

Return on Average Tangible Equity



20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
13.61%
8.45%
16.47%
14.26%
2.95%
3.81%
2020
2021
2022
2023
2024
2025 FYTD Q3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Capital Management

- November 2022: Announced Stock Repurchase Plan of $2.5 Million
- October 2024: Announced Stock Repurchase Plan of $2.0 Million
- December 2024: Announced quarterly cash dividend at $0.02 per share

	2020	2021	2022	2023	2024	2025 FYTD Q3
Leverage Ratio	11.8%	9.6%	9.2%	10.5%	10.3%	10.9%
Tier 1 Risk-Based Capital Ratio	15.8%	16.1%	15.1%	15.7%	15.1%	15.2%
Total Capital Ratio	17.0%	17.4%	16.4%	16.9%	16.3%	16.5%
Common Shares Outstanding	22,544,285	22,351,235	22,127,396	21,221,960	21,111,043	21,134,758

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Shareholders' Equity

Total Shareholders' Equity



(dollars in millions)
$200.0
$150.0
$100.0
$50.0
$0.0
$148.8
$151.6
$157.2
$155.2
$155.6
$158.3
2020
2021
2022
2023
2024
2025 FQ3

Tangible Equity / Tangible Assets*



12.00%
9.00%
6.00%
3.00%
0.00%
10.50%
8.14%
7.57%
8.18%
8.58%
8.84%
2020
2021
2022
2023
2024
2025 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year
* Shareholders equity net of intangible assets / Assets net of intangible assets.

Riverview Trust Company

Assets Under Management



(dollars in thousands)
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$-
$1,200,000
$1,300,000
$1,300,000
$891,000
$962,000
$873,000
2020
2021
2022
2023
2024
2025 FQ3

Asset Management Fees



(dollars in thousands)
$6,000
$4,000
$2,000
$-
$4,408
$3,646
$4,107
$4,734
$5,328
$4,434
2020
2021
2022
2023
2024
2025 FYTD Q3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Non-GAAP Measures

Pre-tax, pre-provision income

(Dollars in thousands)	December 31, 2023	March 31, 2024	December 31, 2024
Net income (GAAP)	$ 1,452	$ (2,968)	$ 1,232
Include: Provision for income taxes	377	(1,095)	343
Include: Provision for (recapture of) credit losses	-	-	-
Pre-tax, pre-provision income (non-GAAP)	$ 1,829	$ (4,063)	$ 1,575

Non-performing loans reconciliation, excluding Government Guaranteed Loans

(Dollars in thousands)	March 31, 2020	March 31, 2021	March 31, 2022	March 31, 2023	March 31, 2024	December 31, 2024
Non-performing loans (GAAP)	$ 1,395	$ 571	$ 22,099	$ 1,852	$ 178	$ 469
Less: Non-performing Government Guaranteed loans	-	(176)	(21,826)	(1,587)	(5)	(301)
Adjusted non-performing loans excluding Government Guaranteed loans (non-GAAP)	$ 1,395	$ 395	$ 273	$ 265	$ 173	$ 168
Non-performing loans to total loans (GAAP)	0.15%	0.06%	2.23%	0.18%	0.02%	0.04%
Non-performing loans, excluding Government Guaranteed loans to total loans (non-GAAP)	0.15%	0.04%	0.03%	0.03%	0.02%	0.02%

Riverview in the Community



42
board or committee positions

1,868
employee service hours

$326,575
in donations to local organizations

126
organizations supported

Riverview
BANCORP

Thank you